UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 9, 2005
PLASTIPAK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Michigan	333-73552	52-2186087

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
41605 Ann Arbor Road, Plymouth, Michigan 48170

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (734) 455-3600

     Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT INDEX
Restated Articles of Organization
Operating Agreement
Consent of the Lenders
Contribution Agreement
Promissory Note
Mortgage, Security Agreement
Environmental Indemnity Agreement
Letter of Credit & Security Deposit Agreement

Item 1.01.	Entry into a Material Definitive Agreement.
PNC Bank Loan
     TABB Realty, LLC, a subsidiary of Plastipak Holdings, Inc. (“Plastipak”), obtained a $100 million mortgage loan from PNC Bank in connection with the refinancing of its owned real estate (the “PNC Loan”). TABB Realty and PNC Bank signed the PNC Loan documents on September 9, 2005, and PNC Bank funded the PNC Loan on September 14, 2005. The PNC Loan has a 10 year term, with interest and principal payable monthly based on a 20 year amortization. Interest on the loan is fixed at an annual interest rate of 5.54%. The proceeds of the PNC Loan will be used to repurchase Plastipak’s Senior Notes in open market purchases or in private transactions from time to time, to repay indebtedness and to expand TABB Realty’s facilities.
     The PNC Loan is secured by mortgages in favor of PNC Bank on the real property that TABB Realty owns, comprised of 14 facilities in eight states. Under a Letter of Credit and Security Deposit Agreement between TABB Realty and PNC Bank, TABB Realty transferred to PNC Bank, as additional security for the PNC Loan, a $1.0 million letter of credit which TABB Realty’s primary tenant, Plastipak Packaging, Inc., delivered to TABB Realty in lieu of a cash security deposit under the terms of its leases. PNC Bank is now the beneficiary of the $1.0 million letter of credit, and may draw upon the letter of credit in the event of a default under any of the leases subject to the PNC mortgages. PNC Bank may hold any letter of credit proceeds in escrow as additional security for the PNC Loan. TABB Realty also has entered into an Environmental Indemnity Agreement with PNC Bank under which it has agreed to indemnify the bank upon demand in the event of “environmental losses,” as defined in the Environmental Indemnity Agreement.
     The PNC Loan may not be prepaid during a lockout period which commences on the date of the loan and expires two full years from the time that PNC Bank completes a sale of the loan in connection with the issuance of commercial mortgage-backed securities (the “Lockout Period”). During the Lockout Period, however, TABB Realty has the right to have up to three of the 14 mortgaged properties, with an aggregate maximum allocated loan amount of $20 million, released from PNC Bank’s mortgages upon the payment of 125% of the outstanding allocated loan balance of each released property plus a “yield maintenance” amount, as defined in the PNC mortgages. After the Lockout Period, if TABB Realty has not already received the release of three properties, then TABB Realty may request the release of additional properties through partial defeasance of the PNC Loan. All releases of properties from the PNC Bank mortgages, whether during or after the Lockout Period, are subject to PNC Bank’s review and approval, a minimum debt service coverage ratio after the release of 1.65 and a maximum loan to value ratio of 65%.
     The PNC Loan documents also permit TABB Realty to obtain the release of certain vacant land from the PNC Bank mortgages, and to expand certain facilities, located at seven of the 14 mortgaged properties that are identified in the PNC Loan documents. PNC Bank has granted TABB Realty’s request for the expansion of TABB Realty’s Plant City, Florida facility (to be counted as one of the seven), and is holding $4 million of the PNC Loan proceeds until certain milestones in connection with the expansion are completed.
     PNC Bank is one of the lenders under Plastipak’s Fifth Amended and Restated Credit Agreement dated January 28, 2005 (the “Fifth Amended Credit Agreement”).
     The foregoing does not constitute a complete summary of the terms of the PNC promissory note, mortgages, Letter of Credit and Security Deposit Agreement and Environmental Indemnity Agreement, which are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6.

Consent of the Lenders under Plastipak’s Fifth Amended Credit Agreement
     The lenders under Plastipak’s Fifth Amended Credit Agreement dated January 28, 2005 consented to discharge the mortgages they held on the real property owned by TABB Realty to permit TABB Realty to enter into the PNC Loan and mortgage this real property to PNC Bank. The lenders also unanimously agreed to release TABB Realty as a borrower and as a guarantor under the Fifth Amended Credit Agreement in their consent dated September 9, 2005. As a subsidiary of Plastipak, TABB Realty remains subject to the affirmative and negative covenants in the Fifth Amended Credit Agreement which apply to Plastipak and to Plastipak’s subsidiaries, except as otherwise provided in the consent.
     The PNC Loan reduces our borrowing base under the Fifth Amended Credit Agreement. As of September 9, 2005, the maximum we could borrow under the Fifth Amended Credit Agreement was $274.0 million, as compared to $300.0 million at July 30, 2005.
Contribution Agreement among the Guarantors of the Senior Notes
     Plastipak entered into a Contribution Agreement with the guarantors of its Senior Notes (Plastipak Packaging, Inc., Whiteline Express, Ltd., TABB Realty and Clean Tech, Inc.) on September 9, 2005.
     The Contribution Agreement provides that it is the intention of the parties that, notwithstanding the joint and several nature of the guarantors’ guaranties of the Senior Notes, such guarantee liabilities be treated among the parties as if they were several (as opposed to joint and several) in accordance with the following percentages: Packaging (87%); Whiteline (1%); Clean Tech (3%) and TABB Realty (9%). The Contribution Agreement provides that each guarantor of the Senior Notes shall have and hold rights of contribution against the other guarantors such that if one or more of the guarantors pays a percentage of the guarantee obligations for the Senior Notes in excess of the above stated percentage, such guarantor(s) shall have the right to seek and obtain from the others from time to time their respective ratable share of such excess (including but not limited to any amounts paid as principal or interest, and any court costs and attorneys’ fees). Notwithstanding the foregoing, no payments in respect of the Contribution Agreement may be made until all obligations of the parties under the Fifth Amended Credit Agreement shall have been satisfied in full.
     The Contribution Agreement does not affect the rights of the holders of the Senior Notes to pursue their rights against each of the guarantors on a joint and several basis.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure required by this item concerning the PNC Loan is included in Item 1.01 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
TABB Realty’s Restated Articles of Organization
     The PNC Loan documents required TABB Realty to amend and restate its Articles of Organization to become a single purpose, bankruptcy remote entity. TABB Realty amended and restated its Articles of Organization effective September 9, 2005. TABB Realty’s Restated Articles of Organization provide that the company’s business and purpose shall consist solely of the acquisition, ownership, operation and management of its 14 owned properties and such activities as are necessary, incidental or appropriate in connection therewith. TABB Realty’s Restated Articles of Organization specifically provide that TABB Realty’s guaranty of Plastipak Holdings, Inc.’s 10.75% Senior Notes due 2011 is permitted under the purpose clause.
     TABB Realty’s Restated Articles of Organization provide for the company to be managed by a corporate manager that owns 0.50% of TABB Realty. TABB Management, Inc., a Michigan corporation, was organized on September 9, 2005 for the purpose of serving as the corporate manager of TABB Realty, and for owning 0.50% of TABB Realty’s equity. Plastipak Holdings continues to own 99.5% of the equity of TABB Realty. TABB Management’s board of directors includes two independent directors. TABB Realty’s Restated Articles of Organization provide that all members of TABB Realty, and all directors of TABB Management (including the independent directors) are required to approve the following actions: (i) the sale or transfer of all assets of TABB Realty; (ii) the merger of TABB Realty with another entity; (iii) TABB Realty’s borrowing of money or incurrence of indebtedness (other than the debt permitted to be incurred in the PNC mortgages); (iv) the dissolution of TABB Realty; (v) the bankruptcy of TABB Realty; and (vi) certain amendments to TABB Realty’s Restated Articles of Organization or Operating Agreement. PNC Bank’s approval is also required to take the actions described in items (i), (ii), (iii), (iv) and (vi).
     TABB Realty’s Restated Articles of Organization also set forth 26 “separateness” covenants which are designed to ensure that there is a clear separation of TABB Realty’s assets and operations from those of other entities, including TABB Realty’s affiliates. In general, these separateness covenants provide, among other things, that TABB Realty shall not:
•	acquire or own any material assets other than its 14 owned properties and any incidental personal property as may be necessary for their operation;

•	own any subsidiary or make any investment in any other person without PNC Bank’s consent;

•	commingle its assets with the assets of any other person or entity;

•	incur any debt or issue any guaranty other than as permitted in the PNC mortgages (excepting the guaranty of the Senior Notes, and any replacement unsecured senior notes that are issued on substantially the same terms in a principal amount of up to $500 million);

•	fail to maintain records, books of account and bank accounts separate from those of other entities;

•	enter into any affiliate contracts, except those that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with unrelated third parties;

•	hold itself out to be responsible for the debts of another person (other than TABB Realty’s guaranty of Plastipak’s Senior Notes);

•	make loans to a third party;

•	fail to maintain adequate capital for a business of its size and character;

•	fail to hold regular meetings, as appropriate, to conduct the business of the company, or fail to observe customary organizational and operational formalities;

•	fail to use separate stationery, invoices and checks;

•	fail to pay its own liabilities and expenses only out of its own funds;

•	pledge its assets for the benefit of any other person or entity other than the holder of the PNC mortgages; and

•	fail to correct any known misunderstanding regarding its separate identity.
     TABB Realty’s Restated Articles of Organization also provide that no transfer of any direct or indirect ownership interest in the company such that the transferee owns more than a 49% interest in the company may be made unless the transfer is conditioned, among other things, upon those items set forth in the PNC mortgages.
TABB Realty’s Operating Agreement
     In connection with TABB Management’s acquisition of a 0.50% membership interest in TABB Realty, Plastipak Holdings and TABB Management entered into an Operating Agreement on September 9, 2005 that addresses the governance and operations of TABB Realty. The Operating Agreement amends, restates and replaces in its entirety the Bylaws of TABB Realty dated October 30, 1999, and all amendments thereto, if any.
     The Operating Agreement provides that the distribution of cash, and allocations of profit and loss, shall be allocated among the members pro rata based on their percentage membership interests in TABB Realty.
     TABB Management is given the exclusive authority to manage TABB Realty, except that TABB Management may not take any action on the following matters without the consent of the members: (i) the sale or transfer of all assets of TABB Realty; (ii) the merger of TABB Realty with another entity; (iii) TABB Realty’s borrowing of money or incurrence of indebtedness (other than the debt permitted to be incurred in the PNC mortgages); (iv) the dissolution of TABB Realty; (v) the bankruptcy of TABB Realty; and (vi) certain amendments to TABB Realty’s Restated Articles of Organization or Operating Agreement. The Manager may from time to time appoint such officers of TABB Realty as it deems appropriate, including a President, Secretary and Treasurer of the company. The Manager has appointed officers with the duties specified in the Operating Agreement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

3.1(A)	Restated Articles of Organization of TABB Realty, LLC effective September 9, 2005

3.1(B)	Operating Agreement for TABB Realty, LLC dated September 9, 2005 between Plastipak Holdings, Inc. and TABB Management, Inc.

10.1	Consent of the Lenders dated September 9, 2005 with respect to the Fifth Amended Credit Agreement dated January 25, 2005

10.2	Contribution Agreement dated September 9, 2005 by and among Plastipak Holdings, Inc., Plastipak Packaging, Inc., Whiteline Express, Ltd., Clean Tech, Inc., and TABB Realty, LLC

10.3	Promissory Note dated September 9, 2005 issued by TABB Realty, LLC in favor of PNC Bank, National Association

10.4	Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated September 9, 2005 by TABB Realty, LLC in favor of PNC Bank, National Association with respect to the property located at 7150 Jefferson Metro Parkway, McCalla, Alabama

[This Mortgage is representative of the mortgages and deeds of trust TABB Realty, LLC granted to PNC Bank, National Association for the following properties: 4211 Amberjack Blvd., Plant City, Florida; 4101 Pardue Road, Pineville, Louisiana; 3310 W. Springfield, Champaign, Illinois; 108 Industrial Drive, East Longmeadow, Massachusetts; 500 N. Dunham Street, Dundee, Michigan; 41605 Ann Arbor Road, Plymouth, Michigan; 1351 Hix Road, Westland, Michigan; 18015 State Route #65, Jackson Center, Ohio; 300 Washington Street, Jackson Center, Ohio; 435 Rousch Road, Lima, Ohio; 850 W. Smith Road, Medina, Ohio; 3201 Miller Park, Garland, Texas; and 222 Kerry Street, Highland Texas.]

10.5	Environmental Indemnity Agreement dated September 9, 2005 by TABB Realty, LLC in favor of PNC Bank, National Association

10.6	Letter of Credit and Security Deposit Agreement dated September 9, 2005 by and between TABB Realty, LLC and PNC Bank, National Association

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Plastipak Holdings, Inc.

Dated: September 15, 2005	By:	/s/ Michael J. Plotzke

Michael J. Plotzke Treasurer and Chief Financial Officer

EXHIBIT INDEX

3.1(A)	Restated Articles of Organization of TABB Realty, LLC effective September 9, 2005

3.1(B)	Operating Agreement for TABB Realty, LLC dated September 9, 2005 between Plastipak Holdings, Inc. and TABB Management, Inc.

10.1	Consent of the Lenders dated September 9, 2005 with respect to the Fifth Amended Credit Agreement dated January 25, 2005

10.2	Contribution Agreement dated September 9, 2005 by and among Plastipak Holdings, Inc., Plastipak Packaging, Inc., Whiteline Express, Ltd., Clean Tech, Inc., and TABB Realty, LLC

10.3	Promissory Note dated September 9, 2005 issued by TABB Realty, LLC in favor of PNC Bank, National Association

10.4	Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated September 9, 2005 by TABB Realty, LLC in favor of PNC Bank, National Association with respect to the property located at 7150 Jefferson Metro Parkway, McCalla, Alabama

[This Mortgage is representative of the mortgages and deeds of trust TABB Realty, LLC granted to PNC Bank, National Association for the following properties: 4211 Amberjack Blvd., Plant City, Florida; 4101 Pardue Road, Pineville, Louisiana; 3310 W. Springfield, Champaign, Illinois; 108 Industrial Drive, East Longmeadow, Massachusetts; 500 N. Dunham Street, Dundee, Michigan; 41605 Ann Arbor Road, Plymouth, Michigan; 1351 Hix Road, Westland, Michigan; 18015 State Route #65, Jackson Center, Ohio; 300 Washington Street, Jackson Center, Ohio; 435 Rousch Road, Lima, Ohio; 850 W. Smith Road, Medina, Ohio; 3201 Miller Park, Garland, Texas; and 222 Kerry Street, Highland Texas.]

10.5	Environmental Indemnity Agreement dated September 9, 2005 by TABB Realty, LLC in favor of PNC Bank, National Association

10.6	Letter of Credit and Security Deposit Agreement dated September 9, 2005 by and between TABB Realty, LLC and PNC Bank, National Association